                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Mid Cap Value                                      Security: See Attached

Issuer: See Attached                                                  Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report November 2013




                                                                                    Unit Price
                                                                                        of
                       Offering                                                     Offering/          Total   Underwriter From
                       Date/Trade                                                   Price Paid         Price    Whom the Fund
Fund                     Date      Issuer/Security   Cusip    Offering Type  Shares  Per Unit  Spread  Paid       Purchased
----                   ----------- ---------------  --------- -------------- ------ ---------- ------ -------- ----------------
Transamerica Mid Cap               Extended
  Value Fund                       Stay
                                   America,
                                   Inc and
                                   ESH
                                   Hospitality,
                                   Inc.
                                   (STAY)                                                                      Goldman,
                       11/13/2013  IPO              30224P20  US Registered   8,500     $20.00  $1.20 $170,000 Sachs & Co.

                                                                   Total Price Paid
                                                                     by the Fund
                                                                   Plus Total Price
                                                                    paid For Same
                                                      Total Shares    Securities
                                                      Purchased by   Purchased By
                       Total Shares Total Size of the  Investment      the Same       % of
Fund                     Offered        Offering       Management    Sub-adviser    Offering
----                   ------------ ----------------- ------------ ---------------- --------
Transamerica Mid Cap
  Value Fund                                                                                  Deutsche Bank Securities /
                                                                                              Goldman, Sachs & Co. / J.P.
                                                                                              Morgan / Citigroup / BofA
                                                                                              Merrill Lynch / Barclays /
                                                                                              Morgan Stanley / Macquarie
                                                                                              Capital / Blackstone Capital
                                                                                              Markets / Baird / Houlihan
                         28,250,000      $565,000,000      955,500      $19,110,000     3.38% Lokey / Stifel

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Mid Cap Value                                      Security: See Attached

Issuer: See Attached                                                  Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report January 2014




                                                                                    Unit Price
                                                                                        of
                     Offering                                                       Offering/          Total   Underwriter From
                     Date/Trade                                                     Price Paid         Price    Whom the Fund
Fund                   Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread  Paid       Purchased
----                 ----------  ---------------  --------- ---------------- ------ ---------- ------ -------- ----------------
Transamerica Mid
  Cap Value Fund





                                 Santander
                                 Consumer
                                 USA
                                 Holdings
                                 Inc. (SC)
                     1/23/2014   IPO              80283M10  U.S. Registered  12,800     $24.00  $0.96 $307,200 Citigroup

                                                                 Total Price Paid
                                                                   by the Fund
                                                                 Plus Total Price
                                                                  paid For Same
                                                    Total Shares    Securities
                                                    Purchased by   Purchased By
                     Total Shares Total Size of the  Investment      the Same       % of
Fund                   Offered        Offering       Management    Sub-adviser    Offering
----                 ------------ ----------------- ------------ ---------------- --------
Transamerica Mid                                                                            Citigroup / J.P. Morgan /
  Cap Value Fund                                                                            BofA Merrill Lynch /
                                                                                            Deutsche Bank Securities /
                                                                                            Santander / Barclays /
                                                                                            Goldman, Sachs & Co. /
                                                                                            Morgan Stanley / RBC Capital
                                                                                            Markets / BMO Capital
                                                                                            Markets / Credit Suisse /
                                                                                            UBS Investment Bank / Wells
                                                                                            Fargo Securities / KKR /
                                                                                            Sandler O'Neill + Partners,
                                                                                            L.P. / Stephens Inc. /
                       74,991,470    $1,799,795,280    2,136,400      $51,273,600     2.85% LOYAL3 Securities

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Mid Cap Value        Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report March 2014




                                                                                     Unit Price
                                                                                         of
                      Offering                                                       Offering/          Total   Underwriter From
                      Date/Trade                                                     Price Paid         Price    Whom the Fund
Fund                    Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread  Paid       Purchased
----                  ----------  ---------------  --------- ---------------- ------ ---------- ------ -------- ----------------
Transamerica Mid Cap
  Value Fund



                                  CommScope
                                  Holding
                                  Company,
                                  Inc.                                                                          Deutsche
                                  (COMM)                                                                        Bank
                      3/28/2014   Secondary        20337X10  U.S. Registered  13,000     $22.00 $0.825 $286,000 Securities

                                                                  Total Price Paid
                                                                    by the Fund
                                                                  Plus Total Price
                                                                   paid For Same
                                                     Total Shares    Securities
                                                     Purchased by   Purchased By
                      Total Shares Total Size of the  Investment      the Same       % of
Fund                    Offered        Offering       Management    Sub-adviser    Offering
----                  ------------ ----------------- ------------ ---------------- --------
Transamerica Mid Cap                                                                         J.P. Morgan / Deutsche Bank
  Value Fund                                                                                 Securities / BofA Merrill
                                                                                             Lynch / Barclays / Credit
                                                                                             Suisse / Goldman, Sachs & Co.
                                                                                             / Jefferies / Morgan
                                                                                             Stanley / RBC Capital
                                                                                             Markets / Wells Fargo
                                                                                             Securities / Allen & Company
                                                                                             LLC / Evercore / Raymond
                                                                                             James / Mizuho Securities /
                        17,500,000      $385,000,000      992,200      $21,828,400     5.67% SMBC Nikko / Drexel Hamilton

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Mid Cap Value        Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report April 2014



                                                                                 Unit Price
                                                                                     of
                    Offering                                                     Offering/                      Underwriter From
                    Date/Trade                                                   Price Paid         Total Price    Whom the
Fund                  Date      Issuer/Security   Cusip    Offering Type  Shares  Per Unit  Spread     Paid     Fund Purchased
----                ----------  ---------------  --------- -------------  ------ ---------- ------- ----------- ----------------
Transamerica Mid
  Cap Value Fund









                                Ally
                                Financial
                                Inc.
                                (ALLY)                         U.S.                                             Morgan
                    4/9/2014    IPO              02005N10   Registered    53,100     $25.00 $0.1875  $1,327,500 Stanley

                                                                Total Price Paid by
                                                                   the Fund Plus
                                                                 Total Price paid
                                                   Total Shares      For Same
                                                   Purchased by     Securities
                    Total Shares Total Size of the  Investment   Purchased By the     % of
Fund                  Offered        Offering       Management   Same Sub-adviser   Offering
----                ------------ ----------------- ------------ ------------------- --------
Transamerica Mid                                                                              Citigroup / Goldman, Sachs &
  Cap Value Fund                                                                              Co. / Morgan Stanley /
                                                                                              Barclays / BofA Merrill
                                                                                              Lynch / Deutsche Bank
                                                                                              Securities / J.P. Morgan /
                                                                                              Sandler O'Neill + Partners
                                                                                              L.P. / Keefe, Bruynette, &
                                                                                              Woods / Credit Suisse /
                                                                                              Evercore / RBC Capital
                                                                                              Markets /
                                                                                              Scotiabank / Credit Agricole
                                                                                              CIB / Raymond James /
                                                                                              Societe Generale /
                                                                                              Guggenheim Securities /
                                                                                              Sanford C. Bernstein / The
                      95,000,000    $2,375,000,000    4,218,000        $105,450,000     4.44% Seaport Group

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

   Fund: Transamerica Mid Cap Value                                      Security: See Attached

   Issuer: See Attached                                                  Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report June 2014




                                                                                    Unit Price
                                                                                        of
                     Offering                                                       Offering/           Total   Underwriter From
                     Date/Trade                                                     Price Paid          Price    Whom the Fund
Fund                   Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread   Paid       Purchased
----                 ----------  ---------------  --------- ---------------- ------ ---------- ------- -------- ----------------
Transamerica Mid
  Cap Value Fund



                                 CommScope
                                 Holding
                                 Company,
                                 Inc.
                                 (COMM)                                                                         Deutsche Bank
                     6/13/2014   Secondary        20337X10  U.S. Registered   4,374     $23.00 $0.8625 $100,602 Securities

                                                                 Total Price Paid
                                                                   by the Fund
                                                                 Plus Total Price
                                                                  paid For Same
                                                    Total Shares    Securities
                                                    Purchased by   Purchased By
                     Total Shares Total Size of the  Investment      the Same       % of
Fund                   Offered        Offering       Management    Sub-adviser    Offering
----                 ------------ ----------------- ------------ ---------------- --------
Transamerica Mid                                                                            J.P. Morgan / Deutsche Bank
  Cap Value Fund                                                                            Securities / BofA Merrill
                                                                                            Lynch / Barclays / Credit
                                                                                            Suisse / Goldman, Sachs &
                                                                                            Co. / Jefferies / Morgan
                                                                                            Stanley / RBC Capital
                                                                                            Markets / Wells Fargo
                                                                                            Securities / Allen & Company
                                                                                            LLC / Evercore / Raymond
                                                                                            James / Mizuho Securities /
                       17,500,000      $402,500,000      421,609       $9,697,007     2.41% SMBC Nikko / Drexel Hamilton

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

   Fund: Transamerica Mid Cap Value                                      Security: See Attached

   Issuer: See Attached                                                  Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread        See Attached Sub-Adviser
                                             determination to be
                                             made
                                                                          YES
8.   Total Price paid by the    See Attached None
     Fund
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report Q3 2014




                                                                                  Unit Price
                                                                                      of
                   Offering                                                       Offering/            Total    Underwriter From
                   Date/Trade                                                     Price Paid           Price     Whom the Fund
Fund                 Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread    Paid        Purchased
----               ----------  ---------------  --------- ---------------- ------ ---------- ------- ---------- ----------------
Transamerica Mid
  Cap Value Fund











                               Citizens
                               Financial
                               Group, Inc.
                   9/23/2014   (CFG) IPO        17461010  U.S. Registered  58,500     $21.50 $0.4085 $1,257,750 Morgan Stanley

                                                               Total Price Paid
                                                                 by the Fund
                                                               Plus Total Price
                                                                paid For Same
                                                  Total Shares    Securities
                                                  Purchased by   Purchased By
                   Total Shares Total Size of the  Investment      the Same       % of
Fund                 Offered        Offering       Management    Sub-adviser    Offering
----               ------------ ----------------- ------------ ---------------- --------
Transamerica Mid                                                                          Morgan Stanley / Goldman,
  Cap Value Fund                                                                          Sachs & Co. / J.P. Morgan /
                                                                                          Barclays / Citigroup /
                                                                                          Deutsche Bank Securities /
                                                                                          RBS / Wells Fargo
                                                                                          Securities / Credit Suisse /
                                                                                          UBS Investment Bank /
                                                                                          Jefferies / Keefe, Bruyette,
                                                                                          & Woods / Oppenheimer &
                                                                                          Co. / RBC Capital Markets /
                                                                                          A Stifel Company, Sandler
                                                                                          O'Neill + Partners, L.P. /
                                                                                          Evercore / ING / Sanford C.
                                                                                          Bernstein / Guggenheim
                                                                                          Securities / Lebenthal
                                                                                          Capital Markets / The
                    140,000,000    $3,010,000,000    7,739,800     $166,405,700     5.53% Williams Capital Group, L.P.